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                    CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 29 to the Registration Statement No. 2-74667 on Form N-4 (the "Registration Statement") of (1) our report dated February 10, 1998 relating to the financial statements of Separate Account No. 301 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1997, and (2) our report dated
February 10, 1998 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1997, which reports appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the headings "Condensed Financial Information" and "Experts" in the Statement of Additional Information.





/s/ Price Waterhouse LLP
------------------------
Price Waterhouse LLP
New York, New York
April 27, 1998